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                          INDEPENDENT AUDITOR'S CONSENT


We hereby consent to the use in this Registration Statement of eUniverse, Inc. on Form S-1/A of our report dated March 15, 2000, relating to the financial statements of Just Say Wow, and to the reference to our Firm under the caption "Experts" in the Prospectus.



                                    MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
                                    --------------------------------------------
                                    MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
                                    Certified Public Accountants

New York, New York
April 6, 2000